Exhibit 10(l)

Second AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement, dated as of December 6, 2022 (this “Amendment”), is among UFP INDUSTRIES, INC., a Michigan corporation, the Foreign Subsidiary Borrowers, the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITAL

UFP Industries, Inc. (f/k/a Universal Forest Products, Inc.), a Michigan corporation (the "Company"), the Foreign Subsidiary Borrowers party thereto from time to time (the “Foreign Subsidiary Borrowers” and collectively referred to with the Company as the "Borrowers", and each of them individually as a "Borrower"), the lenders party thereto from time to time (such lenders, together with any other lenders now or hereafter parties to the Credit Agreement, collectively referred to as the "Lenders"), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with any successors or assigns, the "Administrative Agent") are parties to a Credit Agreement dated as of November 1, 2018 (as may be amended or modified from time to time, the "Credit Agreement"). The Borrowers desire to amend the Credit Agreement as set forth herein and the Lenders are willing to do so in accordance with the terms hereof.  Capitalized terms used herein, but not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1.
AMENDMENTS
1.1Upon the Second Amendment Effective Date (as defined below), the parties hereto agree that the Credit Agreement (including the Schedules and Exhibits thereto) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amended Credit Agreement attached as Exhibit A hereto (the “Amended Credit Agreement”), and any term or provision of the Credit Agreement (including the Exhibits and Schedules thereto) which is different from that set forth on Exhibit A hereto shall be replaced in all respects by the terms and provisions on Exhibit A hereto.

Existing Loans. Notwithstanding anything to the contrary in the Amended Credit Agreement, any Loans based on the Adjusted LIBO Rate, Adjusted EURIBOR Rate, AUD Bank Bill Reference Rate or CDOR Rate (each as defined in the Credit Agreement before giving effect to this Amendment) that are outstanding as of the Second Amendment Effective Date (the “Existing Loans”) shall continue as Loans based on the Adjusted LIBO Rate, Adjusted EURIBOR Rate, AUD Bank Bill Reference Rate or CDOR Rate, as applicable, through and until the end of the applicable Interest Period, and all definitions terms and conditions, each as set forth in the Credit Agreement prior to giving effect to this Amendment, shall continue solely with respect to such Loans. From and after the last day of the Interest Period for the Existing Loans, such Loans shall bear interest determined by reference to the Adjusted Reference Rate, the Adjusted Daily Simple SOFR Rate, and the Alternate Base Rate, as applicable, in accordance with the Amended Credit Agreement.

Exhibit 10(l)

ARTICLE 2.
REPRESENTATIONS.

In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party represents and warrants to each Lender and the Administrative Agent that the following statements are true, correct and complete as of the Second Amendment Effective Date:

2.1The execution, delivery and performance of this Amendment are within its powers, have been duly authorized by existing board resolutions or other necessary company and corporate action, as applicable, and are not in contravention of any statute, law or regulation or of any terms of its operating agreement, articles of incorporation, certificate of incorporation, by-laws or other charter documents, or of any material agreement or undertaking to which it is a party or by which it is bound.

This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

2.2Immediately before and after giving effect to the amendments contained herein, the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

After giving effect to the amendments contained herein, no Default exists or has occurred and is continuing.

ARTICLE 3.
CONDITIONS PRECEDENT.

The Amendments to the Credit Agreement in Article 1 hereof shall become effective as of the date hereof (the “Second Amendment Effective Date”) when each of the following conditions is satisfied:

3.1The Borrowers, the Lenders and the Administrative Agent shall have executed this Amendment and the Guarantors shall have executed the Consent and Agreement hereto.

3.2The Administrative Agent and Lenders shall have received all fees and other amounts required to be paid by the Company in connection with this Amendments as of the Second Amendment Effective Date.

3.3The Administrative Agent shall have received and be reasonably satisfied with such other documents, and the Loan Parties shall have satisfied such other conditions, as disclosed on the closing list delivered to the Company prior to the date hereof, including closing certificates, the joinder documents, and an opinion of the Loan Parties’ counsel, each satisfactory in form and substance to the Administrative Agent.

Exhibit 10(l)

ARTICLE 4.
MISCELLANEOUS.
4.1References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.  This Amendment shall constitute a Loan Document.

Without limiting any amounts payable under the Loan Documents, the Loan Parties, jointly and severally, agree to pay all reasonable and documented out of pocket expenses, including the reasonable fees, charges and disbursements of counsel, of the Administrative Agent in connection with this Amendment and the transaction in connection herewith.

4.2Except as expressly amended hereby, each of the Loan Parties agrees that the Credit Agreement and the other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  Nothing herein shall be deemed to entitle any Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  The Loan Parties acknowledge and agree that, without limiting the terms of any Loan Documents, all Secured Obligations are unconditionally owing by the Loan Parties and their applicable Subsidiaries without setoff, recoupment, defense, or counterclaim, in law or in equity, of any kind or character, and all Secured Obligations are and will continue to be secured by valid, perfected, indefeasible Liens in, among other things, the Collateral, as applicable, and each of the Loan Parties reaffirms its obligations and duties under the Loan Documents and the Liens in the Collateral that it granted to Administrative Agent under the Loan Documents, as applicable, to secure the Secured Obligations.

Each Loan Party represents and warrants that it is not aware of any claims or causes of action against any Lender, the Administrative Agent or any of their respective affiliates, successors or assigns, it has not assigned any claim, set off, or defense with respect to the Secured Obligations, the Administrative Agent, any Lender, or the Loan Documents and that it has no defenses, offsets or counterclaims with respect to the Secured Obligations.  Notwithstanding this representation and as further consideration for the agreements and understandings herein, each Loan Party, on behalf of itself and its employees, agents, executors, heirs, successors and assigns (the “Releasing Parties”), hereby releases each Lender, the Administrative Agent and their respective predecessors, officers, directors, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns (the “Released Parties”), from any liability, claim, right or cause of action which now exists or hereafter arises as a result of acts, omissions or events occurring on or prior to the date hereof, whether known or unknown, arising from or in any way related to the Credit Agreement, the other Loan Documents, all transactions relating to the Credit Agreement or any of the other Loan Documents or the business relationship among, or any other transactions or dealings among, the Releasing Parties or any of them and the Released Parties or any of them relating to the Credit Agreement or any of the other Loan Documents.

4.3This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and signatures sent by telecopy or other electronic imaging shall be effective as originals.

Exhibit 10(l)

This Amendment shall be governed by, and construed in accordance with, the laws of the State of Michigan.

4.4Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

[Signature Pages Follow]

Exhibit 10(l)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

UFP INDUSTRIES, INC., f/k/a Universal Forest Products, Inc., as Company and a Borrower

By _________________________

Name: Michael R. Cole

Title: Chief Financial Officer

UFP CANADA, INC., as a Foreign Subsidiary Borrower

By _________________________

Name: Michael R. Cole

Title: Treasurer

UFP AUSTRALIA PTY LTD., as a Foreign Subsidiary Borrower

By _________________________

Name: Michael R. Cole

Title: Treasurer

Exhibit 10(l)

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By _________________________
Name: Jonathan Bennett
Title: Authorized Officer

Exhibit 10(l)

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as the Applicable Lending Installation and Related Party designated by JPMorgan Chase Bank, N.A. for Loans to any Borrower in Canada or in Canadian Dollars

By _________________________

Name: Jeffrey Coleman

Title: Authorized Officer

Exhibit 10(l)

WELLS FARGO BANK, N.A., as a Lender and as Syndication Agent

By _________________________

Name:

Title:

Exhibit 10(l)

PNC BANK, NATIONAL ASSOCIATION as a Lender and as Documentation Agent

By _________________________

Name:

Title:

Exhibit 10(l)

THE HUNTINGTON NATIONAL BANK

By _________________________

Name:

Title:

Exhibit 10(l)

BANK OF AMERICA, N.A.

By _________________________

Name:

Title:

Exhibit 10(l)

BANK OF AMERICA, N.A. (Canada branch) as the Applicable Lending Installation and Related Party designated by Bank of America, N.A. for Loans to any Borrower in Canada or in Canadian Dollars

By _________________________

Name:

Title:

Exhibit 10(l)

COBANK, FBC

By _________________________

Name:

Title:

Exhibit 10(l)

GREENSTONE FARM CREDIT SERVICES

By _________________________

Name:

Title:

Exhibit 10(l)

CONSENT AND AGREEMENT

               As of the date and year first above written, each of the undersigned hereby:

               (a)   fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby and agrees to be bound by the provisions applicable to it (including representations, warranties, and agreements, as applicable);

               (b)   agrees that each Loan Document to which it is a party is hereby ratified and confirmed and shall remain in full force and effect, and acknowledges that it has no setoff, counterclaim, defense or other claim or dispute with respect to any such Loan Document to which it is a party and each other Loan Document to which it is a party;

               (c)   acknowledges that its consent and agreement hereto is a condition to the Lenders obligations under the above Amendment and it is in its interest and to its financial benefit to execute this Consent and Agreement; and

               (d)   represents and warrants to the Administrative Agent and the Lenders that this Consent and Agreement is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, it is not aware of any claims or causes of action against the Administrative Agent, the Lenders, or any of their affiliates, successors or assigns, and that it has no defense, offsets or counterclaims with respect to any of the Secured Obligations.

Guarantors:

By: ________________________________

Name: Michael R. Cole

Title: Authorized Signer of each Guarantor listed on Schedule 1, on behalf of each Guarantor listed on Schedule 1

Exhibit 10(l)

Schedule 1

List of Guarantors

234 Springs Rd., LLC

2875 Needmore Rd., LLC

621 Hall St., LLC

Advantage Label and Packaging, Inc.

Aljoma Holding Company, LLC

Aljoma Lumber, Inc.

Caliper Building Systems, LLC

Deckorators, Inc. (f/k/a Universal Consumer Products, Inc.; successor by merger with Maine Ornamental, LLC)

Eovations, LLC

Idaho Western, Inc.

idx Corporation (successor by merger with Horizon Terra, Incorporated, idX Chicago, LLC, idX Dallas, LLC, idX Dayton, LLC, idX Impressions, LLC, idX Los Angeles, LLC

idX Holdings, Inc.

Metaworld Technologies, LLC

North Atlantic Framing, LLC

PR Distribution, LLC

Shawnlee Construction LLC

Shepardville Construction, LLC

Store Fixtures Canada Holdings, Inc.

Tresstar, LLC

Triangle Systems, Inc.

UFP Ashburn, LLC

UFP Auburndale, LLC

UFP Aurora, LLC

UFP Barnesville, LLC

UFP Belchertown, LLC

UFP Berlin, LLC

UFP Biscoe, LLC

UFP Blanchester, LLC

UFP Bonner, LLC

UFP Caldwell, LLC

UFP Cameron, LLC

UFP Chandler, LLC

UFP Chicago, LLC

UFP Concrete Forming Solutions, Inc.

UFP Construction, LLC

UFP Craft and Hobby, LLC

UFP Dallas, LLC

UFP Distribution, LLC

UFP Eagan, LLC

UFP Eastern Division, Inc. (successor by merger to UFP Atlantic, LLC, UFP East Central, LLC, UFP Great Lakes, LLC, UFP Gulf, LLC, UFP North Atlantic, LLC, UFP Northeast, LLC, and UFP Southeast, LLC)

UFP Eatonton, LLC

UFP Elizabeth City, LLC

UFP Elkwood, LLC

UFP Financial Services, Inc. (f/k/a UFP National Enterprises II, Inc.)

UFP Folkston, LLC

UFP Framing, LLC

UFP Franklinton, LLC

UFP Gainesville, LLC

UFP Gear, LLC

UFP Gordon, LLC

UFP Grand Rapids, LLC

UFP Grandview, LLC

UFP Granger, LLC

UFP Haleyville, LLC

UFP Hamilton, LLC

UFP Hampton Holding Company, LLC

UFP Harrisonville, LLC

UFP Hartford, LLC

UFP Hillsboro, LLC

UFP Industrial, LLC

UFP International Employment Services, LLC

UFP International, LLC

UFP Janesville, LLC

UFP Kyle, LLC

UFP Lafayette, LLC

UFP Lansing, LLC

UFP Magna, LLC

UFP McMinnville, LLC

UFP Mexico Proyectos, LLC

UFP Mid-Atlantic, LLC

UFP Milwaukee, LLC

UFP Minneota, LLC

UFP Morristown, LLC

UFP Moultrie, LLC

UFP NAC, LLC

Exhibit 10(l)

UFP Nappanee, LLC

UFP New London, LLC

UFP New Waverly, LLC

UFP New Windsor, LLC

UFP New York, LLC

UFP Orlando, LLC

UFP Packaging, LLC

UFP Palm Beach, LLC

UFP Parker, LLC

UFP Purchasing, Inc.

UFP Ranson, LLC

UFP Real Estate, LLC

UFP Retail, LLC

UFP Riverside, LLC

UFP RMS, LLC (f/k/a Universal Forest Products RMS, LLC)

UFP Rockwell, LLC

UFP Saginaw, LLC

UFP Salisbury, LLC

UFP San Antonio, LLC

UFP Sauk Rapids, LLC

UFP Schertz, LLC

UFP Shawnee, LLC

UFP Stafford, LLC

UFP Stockertown, LLC

UFP Tampa, LLC

UFP Thomaston, LLC

UFP Thornton, LLC

UFP Transportation, Inc.

UFP Union City, LLC

UFP Ventures II, Inc.

UFP Warranty Corporation

UFP Warrens, LLC

UFP Washington, LLC

UFP Western Division, Inc. (successor by merger to UFP Central Plains, LLC, UFP Far West, LLC,

UFP Mountain West, LLC, and UFP Southwest, LLC)

UFP White Bear Lake, LLC

UFP Windsor, LLC

UFP Woodburn, LLC

Ultra Aluminum Manufacturing, Inc.

United Lumber & Reman, LLC

Universal Forest Products Texas LLC

Upshur Forest Products, LLC

Yard & Home, LLC

Performance Formulation Solutions, LLC (f/k/a Fire Retardant Chemical Technologies, LLC)

UFP Londonderry, LLC

UFP Rockingham, LLC

UFP Site Built, LLC

PalletOne, Inc.

PalletOne of Maine, Inc.

PalletOne Energy LLC

PalletOne of Wisconsin, Inc.

PalletOne of Wisconsin Manufacturing, LLC

PalletOne of Indiana, Inc.

PalletOne of Indiana Transportation, LLC

PalletOne of North Carolina, Inc.

P1 Catawba Development Company LLC

PalletOne of Florida, Inc.

SunOne Logistics, LLC

PalletOne of Virginia, LLC

PalletOne of Alabama, LLC

Sunbelt Acquisition Corp.

Sunbelt Forest Products Corporation

Sunbelt Acquisition II Florida, LLC

Sunbelt Acquisition III Alabama, LLC

Sunbelt Forest Products Alabama, LLC

Sunbelt Forest Georgia LLC

PalletOne of Texas Holdings, Inc.

PalletOne Acquisition of Texas, Inc.

PalletOne of Texas, L.P.

PalletOne Manufacturing of Texas, LLC

PalletOne of NE Texas, LLC

PalletOne of Mobile, LLC